UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2017 (October 26, 2017)

Vantiv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35462	26-4532998
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 Governor’s Hill Drive

Symmes Township, Ohio 45249

(Address of principal executive offices, including zip code)

(513) 900-5250

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Certain Communications

On October 26, 2017, Vantiv, Inc. (“Vantiv”) held an investor conference call at 8:00 a.m. EDT (the “Analyst Call”), during which Vantiv discussed its proposed business combination with Worldpay Group plc, a public limited company registered in England and Wales (“Worldpay”). A copy of the transcript of the Analyst Call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Transcript of Analyst Call dated October 26, 2017

Cautionary Statement Regarding Forward-Looking Statements

This current report contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this current report are forward-looking statements including any statements regarding guidance and statements of a general economic or industry specific nature. Forward-looking statements give Vantiv’s current expectations and projections relating to Vantiv’s financial condition, results of operations, guidance, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “will,” “may,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

The forward-looking statements contained in this current report are based on assumptions that Vantiv has made in light of its industry experience and its perceptions of historical trends, current conditions, expected future developments and other factors Vantiv believes are appropriate under the circumstances. As you review and consider information presented herein, you should understand that these statements are not guarantees of future performance or results. They depend upon future events and are subject to risks, uncertainties (many of which are beyond Vantiv’s control) and assumptions. Although Vantiv believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Vantiv’s actual future performance or results and cause them to differ materially from those anticipated in the forward-looking statements. Certain of these factors and other risks are discussed in Vantiv’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and include, but are not limited to: (i) Vantiv’s ability to adapt to developments and change in Vantiv’s industry; (ii) competition; (iii) unauthorized disclosure of data or security breaches; (iv) systems failures or interruptions; (v) Vantiv’s ability to expand its market share or enter new markets; (vi) Vantiv’s ability to identify and complete acquisitions, joint ventures and partnerships; (vii) failure to comply with applicable requirements of Visa, MasterCard or other payment networks or changes in those requirements; (viii) Vantiv’s ability to pass along fee increases; (ix) termination of sponsorship or clearing services; (x) loss of clients or referral partners; (xi) reductions in overall consumer, business and government spending; (xii) fraud by merchants or others; (xiii) a decline in the use of credit, debit or prepaid cards; (xiv) consolidation in the banking and retail industries; (xv) the effects of governmental regulation or changes in laws; (xvi) outcomes of future litigation or investigations; (xvii) uncertainties as to the timing of the proposed business combination with Worldpay (the “Business Combination”); (xviii) uncertainties as to whether the Business Combination will be completed; (xix) the possibility that stockholders or other third parties will file lawsuits challenging the Business Combination; (xx) potential operating costs, customer loss and business disruption occurring prior to completion of the Business Combination or if the Business Combination is not completed; (xxi) the effect of the announcement of the Business Combination on Vantiv’s business relationships, operating results and business generally; (xxii) the failure to satisfy conditions to completion of the Business Combination, including the receipt of all required regulatory approvals; and (xxiii) difficulty in retaining certain key employees as a result of the Business Combination. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, Vantiv’s actual results may vary in material respects from those projected in these forward-looking statements. More information on potential factors that could affect Vantiv’s financial results and performance is included from time to time in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vantiv’s periodic reports filed with the SEC, including Vantiv’s most recently filed Annual Report on Form 10-K and its subsequent filings with the SEC.

Any forward-looking statement made by Vantiv in this current report speaks only as of the date of this current report. Factors or events that could cause Vantiv’s actual results to differ may emerge from time to time, and it is not possible for Vantiv to predict all of them. Vantiv undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Additional Information

This current report may be deemed to be solicitation material in respect of the Business Combination, including the issuance of shares of Vantiv common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of Vantiv common stock, Vantiv has filed with the SEC a preliminary proxy statement on Schedule 14A on September 25, 2017 (the “Preliminary Proxy Statement”). The Preliminary Proxy Statement is not final and may be amended. The Preliminary Proxy Statement is not a substitute for a definitive proxy statement, which Vantiv expects to file on Schedule 14A with the SEC. To the extent Vantiv effects the Business Combination as a Scheme of Arrangement under United Kingdom law, the issuance of Vantiv common stock in the Business Combination would not be expected to require registration under the Securities Act, pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that Vantiv determines to conduct the Business Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to Vantiv common stock that would be issued in the Business Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE VERSION THEREOF AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VANTIV, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and stockholders may obtain free copies of the Preliminary Proxy Statement, the definitive version thereof and other documents filed by Vantiv with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain free copies of the Preliminary Proxy Statement, the definitive version thereof and other documents filed by Vantiv with the SEC at http://investors.vantiv.com/.

Participants in the Solicitation

Vantiv and its directors, officers and employees may be considered participants in the solicitation of proxies from Vantiv’s stockholders in respect of the Business Combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Vantiv’s stockholders in connection with the Business Combination, including names, affiliations and a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Preliminary Proxy Statement and will be set forth in other relevant materials to be filed with the SEC. Information concerning the interests of Vantiv’s participants in the solicitation, which may, in some cases, be different than those of Vantiv’s stockholders generally, is set forth in the materials filed by Vantiv with the SEC, including in the proxy statement for Vantiv’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 15, 2017, as supplemented by other Vantiv filings with the SEC, and is set forth in the Preliminary Proxy Statement.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Analyst Call dated October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTIV, INC.

Dated: October 26, 2017	By:	/s/ NELSON F. GREENE
		Name:	Nelson F. Greene
		Title:	Chief Legal and Corporate Services Officer and Secretary

7